UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 28, 2023

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 28, 2023, Tellurian Inc. (the “Company”) and Wilmington Trust, National Association (the “Trustee”) entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) to the base indenture dated as of June 3, 2022 by and between the Company and the Trustee, as trustee (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of June 3, 2022 among the Company, the Trustee, and the collateral agent named therein (the “First Supplemental Indenture”), the second supplemental indenture dated as of July 18, 2022 between the Company and the Trustee (the “Second Supplemental Indenture”), the third supplemental indenture dated as of June 16, 2023 between the Company and the Trustee (the “Third Supplemental Indenture”), the fourth supplemental indenture dated as of June 29, 2023 between the Company and the Trustee (the “Fourth Supplemental Indenture”), and the fifth supplemental indenture dated as of July 14, 2023 between the Company and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Prior Indenture”), which collectively govern the terms of the $333,334,000 outstanding principal amount of the Company’s 6.00% senior secured convertible notes due May 1, 2025 (the “2022 Notes”) issued by the Company to an institutional investor (the “Investor”) on June 3, 2022. The Sixth Supplemental Indenture amends Section 3.14 of the Prior Indenture to reduce the Company’s minimum cash balance requirement from $100,000,000 to $60,000,000 during the period from August 1, 2023 to August 7, 2023.

The foregoing description of the terms and conditions of the Fifth Supplemental Indenture and the Prior Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture and the Prior Indenture, forms or copies of which are filed as Exhibits 4.7, 4.1, 4.2, 4.3, 4.4, 4.5, and 4.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Fifth Supplemental Indenture was approved by the Investor on July 28, 2023. The Investor is the holder of all of the outstanding 2022 Notes.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of June 3, 2022, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 3, 2022)

Exhibit No.	Description
4.2	First Supplemental Indenture, dated as of June 3, 2022, by and among Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, and the collateral agent named therein, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 3, 2022)
4.3	Second Supplemental Indenture, dated as of July 18, 2022, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022)
4.4	Third Supplemental Indenture, dated as of June 16, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on June 20, 2023)
4.5	Fourth Supplemental Indenture, dated as of June 29, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on June 29, 2023)
4.6	Fifth Supplemental Indenture, dated as of July 14, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on July 14, 2023)
4.7	Sixth Supplemental Indenture, dated as of July 28, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: July 31, 2023	By:	/s/ Simon G. Oxley
	Name: Title:	Simon G. Oxley Executive Vice President and Chief Financial Officer